UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AEROCENTURY CORP.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A

	(2)	Aggregate number of securities to which transaction applies: N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

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AEROCENTURY CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF AEROCENTURY CORP.
To Be Held on wednesday, december 29, 2021

Time and Date:	Wednesday, December 29, 2021, at 10:00 a.m. (Pacific Standard Time).

Place:	3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Items of Business:	AeroCentury Corp., a Delaware corporation (“the Company”), is holding the Annual Meeting of Stockholders (“Annual Meeting”) for the following purposes, as more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders, to act upon the following matters:

	1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

	2.	To approve our 2021 Equity Incentive Plan;

	3.	To approve, on an advisory basis, the compensation of our named executive officers;

	4.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

	5.	To conduct any other business properly brought before the Annual Meeting.

Record Date:	The record date for the Annual Meeting is November 8, 2021. Only stockholders of record of the Company’s common stock at the close of business on November 8, 2021, or their legal proxy holders, are entitled to vote at the Annual Meeting.

Voting:	Each share of common stock that you own represents one vote.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at (650)340-1888 or contact our transfer agent, Continental Stock Transfer & Trust, by email at proxy@continentalstock.com or by phone at 1-888-266-6791.

This Notice of the Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about November 18, 2021.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the Annual Meeting.

Date: November 18, 2021	By Order of the Board of Directors

/s/ Yucheng Hu
Yucheng Hu
Chairman, Chief Executive Officer
and President

i

AEROCENTURY CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of AeroCentury Corp., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of the Company (the “2021 Annual Meeting”) to be held at the Company’s office at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, on Wednesday, December 29, 2021, at 10:00 a.m. (Pacific Standard Time). Although the 2021 Annual Meeting is currently scheduled to occur at the date, time and location stated above, we are currently monitoring matters related to the novel coronavirus (COVID-19) pandemic. Accordingly, we may determine that it is in the best interest of our stockholders to change the date, time or location of the 2021 Annual Meeting of Stockholders, including the possibility of changing to a “virtual” meeting instead of holding the meeting at a physical location. If we determine to make such a change, we will make a public announcement in advance, and details on how to participate will be set forth in a press release issued by us as promptly as practicable and available at www.aerocentury.com/press_releases.php.

This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on Wednesday, December 29, 2021

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders of record on November 8, 2021. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving or requested that they receive such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being mailed to our stockholders of record on or about November 18, 2021.

The Internet Notice provides that (i) the stockholder may access the Notice of Annual Meeting of Stockholder (the “Notice”), this Proxy Statement, and the Company’s Annual Report for the year ended December 31, 2020, and other proxy materials online at https://www.cstproxy.com/aerocentury/2021 , and (ii) stockholders may also request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at https://www.cstproxy.com/aerocentury/2021, or call 1-888-266-6791 or send email to proxy@continentalstock.com.

The Internet Notice also identifies the date, the time and location of the 2021 Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, a website where the proxy materials will be available electronically, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the 2021 Annual Meeting; and information on how to access and vote the form of proxy.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to https://www.cstproxy.com/aerocentury/2021, or call 1-888-266-6791 or send an email to proxy@continentalstock.com. The proxy materials will be available electronically at https://www.cstproxy.com/aerocentury/2021.

Record Date and Required Quorum

The close of business on November 8, 2021, is the record date for stockholders entitled to notice of, and to vote at, the 2021 Annual Meeting. As of such record date, the Company had 4,416,811 shares of common stock, $0.001 par value (the “Common Stock”), outstanding, excluding treasury shares of 213,332. The presence at the 2021 Annual Meeting of a majority of the issued and outstanding shares of Common Stock, or 2,208,406 shares, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the 2021 Annual Meeting. All of the shares of the Company’s Common Stock outstanding on the record date are entitled to vote at the 2021 Annual Meeting, and stockholders of record entitled to vote at the 2021 Annual Meeting will have one (1) vote for each share of Common Stock held by such stockholder with regard to each matter to be voted upon.

How to Cast and Revoke Your Vote

Voting if you are the Registered Holder of Shares.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer& Trust Co., you are considered the “stockholder of record” with respect to these shares and the Company is mailing the Internet Notice and these proxy materials (if you have requested for full set of the proxy materials) directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company by completing the enclosed proxy card or to vote in person at the 2021 Annual Meeting. To grant your voting proxy, you should complete, sign and return the enclosed proxy card to the Company, or you can vote via the internet when you access the internet website or at www.cstproxyvote.com.

Voting if you Hold Shares in a Brokerage or Other Nominee Account.  If your shares are held by a broker or by a bank or other nominee (each, a “Nominee”) in a brokerage or other account, then you are considered the “beneficial owner” of shares held “in street name.” Your Nominee is considered the stockholder of record with respect to these shares and has forwarded the requested proxy materials to you. As the beneficial owner of your shares, you have the right to direct your Nominee on how to vote. To direct your Nominee on how to vote your shares, you must follow the procedure explained in the materials provided to you by your Nominee, which procedure generally consists of completing and returning to your Nominee a voting instruction form that was sent to you by your Nominee along with this Proxy Statement. Your Nominee may also have provided information on how to give voting instructions to the Nominee by telephone or online through the Internet. Notwithstanding that your Nominee will be voting your shares on your behalf and as instructed by you, you may still attend the 2021 Annual Meeting. If you plan to attend the 2021 Annual Meeting and want to vote your shares in person rather than have your Nominee vote your shares on your behalf, you must obtain from your Nominee a proxy card issued in your name with respect to your shares.

Effect of Returning the Proxy Card to the Company.  Shares of the Company’s Common Stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the 2021 Annual Meeting in accordance with the instructions of the stockholder of record contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted as follows:

●	FOR the election of the director nominees as described herein under “Proposal 1: Election of Directors”;

●	FOR the approval of the Company’s 2021 Equity Incentive Plan as described herein under “Proposal 2: Approval of the 2021 Equity Incentive Plan”;

●	FOR the approval, in an advisory (non-binding) vote, of the Company’s executive compensation as disclosed in this Proxy Statement as described herein under “Proposal 3: Advisory Vote on Executive Compensation”; and

●	FOR the ratification of the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as described herein under “Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm.”

The Company does not know of any matters to be presented at the 2021 Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the 2021 Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Proxies will confer upon the proxy holders the discretionary authority to vote upon matters that may properly be raised at the 2021 Annual Meeting but are unknown to the Company as of the date hereof. In addition, proxies will confer upon the proxy holders the authority to adjourn or postpone the 2021 Annual Meeting if necessary or advisable to permit further solicitation of proxies in the event there are insufficient shares present to constitute a quorum or insufficient votes at the time of the 2021 Annual Meeting to approve any or all of the foregoing items of business.

Revocation of a Previously Submitted Proxy.  Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the 2021 Annual Meeting by:

●	Delivering to the Company (to the attention of Carol Wang, Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306) a written notice of revocation;

●	Delivering to the Company (to the attention of Carol Wang, Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306) a duly executed proxy or voting instructions bearing a later date than the proxy being revoked;

●	Voting again via internet or no later than 11:59 p.m. (Eastern Time) on December 28, 2021; or

●	Attending the 2021 Annual Meeting and voting in person.

Any beneficial owner of shares of Common Stock held in street name should follow the instructions provided by your Nominee regarding how to revoke a previously submitted proxy.

Broker Non-Votes

Effect of Broker Non-Votes.  A “broker non-vote” occurs when a beneficial owner fails to give its Nominee voting instructions on a proposal and the Nominee lacks discretionary power to vote uninstructed shares on that proposal. Broker non-votes are, in all cases, counted for purposes of determining a quorum for the 2021 Annual Meeting. Under the rules of the New York Stock Exchange (“NYSE”), however, whether a broker non-vote will occur depends upon whether a proposal is “routine” or “non-routine,” as discussed below.

Non-Routine Matters Presented at the 2021 Annual Meeting.  The election of directors (Proposal 1), adoption of the Company’s 2021 Equity Incentive Plan (Proposal 2), and the advisory vote on executive compensation (Proposal 3) are considered “non-routine” proposals.  As a result, if you are a beneficial owner of your shares of Common Stock, your failure to provide voting instructions to your Nominee in the manner directed by your Nominee will result in your shares not being voted by the Nominee on any of these proposals. Your Nominee has enclosed or otherwise provided to you a voting instruction form for you to use in directing the Nominee on how to vote your shares. Your Nominee may also have provided information regarding how to give voting instructions through the Internet or by telephone.

Routine Matters Presented at the 2021 Annual Meeting.  The ratification of the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (Proposal 4) is considered a “routine” proposal. As a result, your Nominee has discretionary voting power to vote your shares on this proposal even if you fail to provide voting instructions to your Nominee regarding this proposal. Accordingly, broker non-votes are not expected to occur in the vote on this proposal.

Voting Requirements

Stockholder Vote Required to Approve Proposal 1.  The election of directors will be determined by a plurality of the votes cast by the stockholders of record entitled to vote on the election and present in person or represented by proxy at the 2021 Annual Meeting. The nominees receiving the greatest number of affirmative votes of the shares present in person, or represented by proxy, and entitled to vote at the 2021 Annual Meeting will be elected, provided a quorum is present. Abstentions and broker non-votes, if any, will not be counted toward a nominee’s total and will have no effect on the outcome of Proposal 1.

Stockholder Vote Required to Approve Proposal 2. The proposal to approve the Company’s 2021 Equity Incentive Plan will be approved if there is a quorum and the votes cast in favor exceed the votes cast against the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Stockholder Vote Required to Approve Proposal 3. The proposal to approve the Company’s executive compensation will be approved in an advisory (non-binding) vote if the votes cast in favor exceed the votes cast against the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Stockholder Vote Required to Approve Proposal 4. The proposal to ratify the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm will be approved if the votes cast in favor exceed the votes cast against the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

Voting Results of 2021 Annual Meeting

Preliminary voting results will be announced at the 2021 Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the 2021 Annual Meeting.

Proxy Solicitation

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, email, or special letter by officers and Company employees for no additional compensation. Although we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and other proxy materials to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Company is, and some Nominees may also be, participating in the practice of “householding” notices, proxy statements and annual reports. This means that only one copy of the Internet Notice, and if mail delivery was requested by stockholder, this Proxy Statement and the Company’s Annual Report may have been sent to multiple stockholders sharing the same household, unless contrary instructions have been received from one or more of the stockholders. The Company will promptly deliver a separate copy of either such document, and the same documents for the Company’s future annual stockholder meetings if requested, to any stockholder who contacts the Company’s Investor Relations Department at (650) 340-1888 or by mail to 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306. If stockholders sharing an address are receiving multiple copies of the Internet Notice, Proxy Statement, the Company’s Annual Report and other proxy materials at the stockholders’ household and would like to receive only a single copy of the Company’s proxy materials in the future, the stockholders should contact their Nominee, or the Company’s Investor Relations Department as described above to request delivery of a single copy of the Company’s proxy materials.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors or a director or an officer may be granted an equity award under our 2021 Equity Incentive Plan.

PROPOSAL 1: ELECTION OF DIRECTORS

General

The Company’s board of directors, or Board, has the authority to fix the number of director seats on our board of directors and, effective as of the date of the 2021 Annual Meeting, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Second Amended and Restated Bylaws (“Bylaws”), a majority of directors may appoint a successor to fill any vacancy that occurs on the board of directors between annual meetings. At the 2021 Annual Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the 2021 Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our Company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the board of directors for election and certain information with respect to those individuals as of November 8, 2021:

Director Nominee	Age	Position	Director Since
Yucheng Hu	36	Chairman, President, Chief Executive Officer, and Director	2021
Florence Ng	57	Vice President of Operations and Business Development, and Director	2021
Siyuan Zhu (1)(2)	35	Director	2021
Jianan Jiang (1)(3)	36	Director	2021
Qin Yao (1)(4)	39	Director	2021

(1)	Independent Director

(2)	Chairperson of the Audit Committee and Member of the Compensation Committee

(3)	Chairperson of the Compensation Committee and Member of the Audit Committee

(4)	Member of the Audit Committee and the Compensation Committee

Biographies of Nominees

Mr. Yucheng Hu, Chairman, President and Chief Executive Officer. Mr. Yucheng Hu has been our president and chief executive officer since September 30, 2021, and our director since October 1, 2021. Mr. Hu is the founder of Chengdu Quleduo Technology Co., Ltd., and has served as its Chief Executive Officer since 2011. Mr. Hu is a successful entrepreneur with over 15 years of experience in the internet industry. Mr. Hu established the Xiyou online mobile game platform (wwwx52xiyou.com), which is a popular online gaming platform in China. Mr. Hu has also formed various software programming studios, such as the Mengqu studio, and has developed various mini-programs for social media applications such as the “click-and-play” application for instant on-line games access. Mr. Hu brings a wealth of management experience to the Board, including several executive positions within the internet and online gaming industry. Mr. Hu also helps to satisfy California’s underrepresented community requirement.

Ms. Florence Ng, Vice President of Operations and Business Development. Ms. Florence Ng has been serving as an officer of the Company since September 30, 2021, in the role of vice president of operations, vice president of business development, and former general counsel, and our director since October 1, 2021. Ms. Ng is a lawyer qualified in Hong Kong Special Administrative Region since 2011, specializing in international cross border mergers and acquisitions transactions and corporate commercial matters. Ms. Ng is currently an independent non-executive director of China Internet Investment Finance Holdings Limited (stock code: 810) since 2013, a company listed on the Hong Kong Stock Exchange, and has served as a legal consultant for ATIF Holdings Limited (stock code: ATIF) since 2019, which is a company listed on the Nasdaq Stock Market. Ms. Ng holds a Bachelor’s degree in Art from San Francisco State University, a Bachelor’s degree in Laws from University of London, and a Master’s degree in Laws from the City University of Hong Kong with distinction award. Ms. Ng is a Hong Kong qualified lawyer and brings a wealth of experience in mergers and acquisitions and commercial matters. Ms. Ng also helps to satisfy California’s female and underrepresented community requirements.

Ms. Siyuan Zhu. Ms. Siyuan Zhu has been our director since October 1, 2021. Ms. Zhu is currently a senior finance manager of Asia Region of IAC (Shanghai) Management Co., Ltd. since 2016. From 2013 to 2015, Ms. Zhu has served as a finance manager in IAC (Shanghai) Automotive Component Technology Co., Ltd. Prior to 2013, Ms. Zhu held various positions at KPMG Huazhen for a total of seven years and served as a program manager from 2011 to 2013. Ms. Zhu has served as an independent director of TD Holdings, Inc. (NASDAQ: GLG) from May 2019 to April 2021. Ms. Zhu holds a Bachelor’s degree in Foreign Language and Literature from Shanghai International Studies University. Ms. Zhu is a certified public accountant in China. As a certified public accountant in China and has served as an independent director on another Nasdaq listed company, the Company believes Ms. Zhu is qualified to be on the Board. Ms. Zhu also helps to satisfy California’s female and underrepresented community requirements.

Mr. Jianan Jiang.  Mr. Jianan Jiang has been our director since October 1, 2021. Since February 2019, Mr. Jiang has been serving as the lead data scientist for Stori Card in Washington, DC, which is a fast-growing Fintech company using Artificial Intelligence technology to provide better financial products for the underserved community in Latin America. Prior to that, he worked as data analyst and data science manager for Capital One from October 2014 to January 2019. Mr. Jiang served as co-founder and chief executive office of Schema Fusion LLC from May 2013 to September 2014. Mr. Jiang received his Bachelor’s degree in Civil Engineering from Qingdao Technological University in 2008, and received his Master of Science in Management Science and Engineering from Tongji University in 2011, and received his Master of Science in Engineering and Technology Innovation Management from Carnegie Mellon University in 2013. The Board believes that Mr. Jiang brings a long history of technical experience to the Board which qualifies him to serve on the Board. Mr. Jiang also helps to satisfy California’s underrepresented community requirement.

Ms. Qin Yao. Ms. Qin Yao has been our director since October 1, 2021. Ms. Yao is currently an information engineer at Tencent Holdings Co., Ltd (stock code: 00700), a company listed on the Hong Kong Stock Exchange, and responsible for the products and market expansion of Tencent’s industrial Internet Sector since 2017. From 2010 to 2017, Ms. Yao served as an electronic information engineer in China United Network Communications Co., Ltd. Ms. Yao has more than 10 years of investment experience in the field of cloud computing, big data, artificial intelligence and technology information services. She also has profound knowledge of financial planning, financial budgeting and financial risk management related to the cloud business. Ms. Yao holds a Bachelor’s degree in Electronic Information Engineering from the University of Electronic Science and Technology in Chengdu in 2004. The Board believes Ms. Yao brings a long history of product and market expansion experience to the Board, which qualifies her to serve on the Board. Ms. Yao also helps to satisfy California’s female and underrepresented community requirements.

Independent Director Agreements

Pursuant to the Independent Director Agreement, during the term of service as a director of the Company, each current independent director of the Company is entitled to an annual fee, plus reimbursement of expenses. In connection with their appointments as independent directors of the Company, Mses. Yao and Zhu, and Mr. Jiang will each receive an annual director’s fee in the amount of $18,000.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Second Amended and Restated Certificate of Incorporation does not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.

PROPOSAL 2

APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

General

Our 2021 Equity Incentive Plan was approved by our board of directors on October 22, 2021. Our board of directors and management believe that in order to attract, hire, and retain the caliber of executives and employees that will be required to help us position ourselves for growth, we will need to have the flexibility to grant stock awards, restricted stock units, stock options, stock appreciation rights and other equity instruments. The board of directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad-based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives. We intend to use the 2021 Equity Incentive Plan in order to incentivize and retain our employees, directors, officers and consultants.

Under the 2021 Equity Incentive Plan, the Company will reserve a total of two hundred twenty thousand (220,000) shares of our Common Stock for issuance under the 2021 Equity Incentive Plan. Currently there are no shares or options granted under the 2021 Equity Incentive Plan. As of November 8, 2021, there are three (3) non-employee directors and approximately sixteen (16) employees eligible to participate in and receive awards under the 2021 Equity Incentive Plan. As of November 8, 2021, the closing sale price of a share of our Common Stock on the NYSE AMEX was $47.01.

General Summary of the 2021 Equity Incentive Plan

The principal provisions of the 2021 Equity Incentive Plan are summarized below. This general summary is not a complete description of all of the 2021 Equity Incentive Plan’s provisions and is qualified in its entirety by reference to the 2021 Equity Incentive Plan which is attached as Appendix A to this Proxy Statement. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2021 Equity Incentive Plan.

Structure. The 2021 Equity Incentive Plan allows for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards and restricted stock units (the “Awards”) at the discretion of the Administrator.

Number of Shares. Subject to adjustment as provided in Section 9.1 in the 2021 Equity Incentive Plan, the total number of shares of Common Stock reserved and available for delivery in connection with awards under the 2021 Equity Incentive Plan will be two hundred twenty thousand (220,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

Administration. Authority to control and manage the operation and administration of the 2021 Equity Incentive Plan will be vested collectively in our board of directors, and/or the compensation committee of the board of directors or such other committee appointed by the board of directors to administer the 2021 Equity Incentive Plan (“Committee”), and/or one or more executive officers of the Company designated by the board of directors (collectively, the “Administrator”) as appointed by the board of directors from time to time. The Administrator will have all powers and discretion necessary or appropriate to administer the Plan and to control its operation. Election for restricted stock grants will be allowed to receive grants in either stock shares or cash. The Administrator may delegate all or any part of its authority and powers to one or more directors of the Company in its discretion. Any decision or action of the Administrator in connection with the 2021 Equity Incentive Plan is final and binding.

Effective Date and Duration of Awards. The Plan is effective upon its adoption by the Board and approval by the stockholders of the Company and will remain in effect thereafter for a term of ten (10) years.

Eligibility. Employees of the Company or its Affiliates, consultants who provide significant services to the Company or its Affiliates and directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate (each a “Participant”) are eligible to participate in the 2021 Equity Incentive Plan. Determinations as to which eligible persons will be granted awards will be made by the Administrator.

Nonemployee Director Award Limitations. No nonemployee Director may be paid, issued, or granted in any Fiscal year, awards with an aggregate value and any other compensation that, in the aggregate, exceed $500,000. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as a Nonemployee Director), will not count for purposes of the limitation under Section 10.7.

Limited Transferability. Unless provided otherwise by the Administrator, no Award granted under the 2021 Equity Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant will be available during his or her lifetime only to the Participant.

Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under the 2021 Equity Incentive Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws.

Change in Control. In the event of a Change in Control, as defined in the 2021 Equity Incentive Plan, event or Corporate Transaction, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant, or otherwise expressly provided by the Administrator at the time of grant of an Award, the Administrator will take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)	arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar Award for the Award;

(ii)	arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of the Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)	accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Administrator determines, with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Administrator;

(iv)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration ($0) or such consideration, if any, as determined by the Administrator; or

(vi)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for a payment, in such form as may be determined by the Administrator.

The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

Amendment, Suspension or Termination. The Administrator may grant awards pursuant to the 2021 Equity Incentive Plan until it is discontinued, suspended or terminated at any time by the board of directors in its sole discretion. No Award may be granted under the 2021 Equity Incentive Plan during any period of suspension or after termination of the 2021 Equity Incentive Plan; provided, however, that no Award may be granted under the 2021 Equity Incentive Plan more than ten (10) years after the effective date of the Plan. The Company will obtain stockholder approval of any material Plan amendment to the extent desirable to comply with Section 422 of the Code, or other Applicable Law.

Stock Options. Stock options, or Options, may be granted to Employees, Nonemployee Directors and Consultants. Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options (“ISOs”), Nonqualified Stock Options (“NSOs”), or a combination thereof, and the Administrator will determine the number of Shares subject to each Option in its sole discretion. Each Option will be evidenced by an Award Agreement that will specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, will determine. The Award Agreement will also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

For NSOs, the per Share exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator. For Incentive Stock Options, the Exercise Price will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, then the Exercise Price will be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. Options will be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and satisfaction of all applicable tax withholding. Upon the exercise of any Option, the Exercise Price will be payable to the Company in full in cash or its equivalent, or as determined by the Administrator in its discretion and consistent with the purposes of the 2021 Equity Incentive Plan.

With respect to the “unvested” Shares underlying a Participant’s Option, such Option will terminate immediately upon the date the Participant ceases his/her Continuous Status as an Employee or Consultant for any reason. With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, such Option will terminate in accordance with Section 5.4.1 of the 2021 Equity Incentive Plan. However, a Participant’s Continuous Status as an Employee or Consultant will not automatically terminate solely as a result of such change in status.

Notwithstanding Section 10.5, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company or other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

Stock Appreciation Rights (SARs). A SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as will be determined by the Administrator. The Administrator will have complete discretion to determine the number of SARs granted to any Participant and the terms and conditions of SARs granted, including whether upon exercise the SARs will be settled in Shares or cash pursuant to the provisions set forth in Section 6.5. Each SAR grant will be evidenced by an Award Agreement that will specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as determined by the Administrator. The Exercise Price of a SAR will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. SARs will expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions in Sections 5.4.

Stock Awards. Stock Awards may be granted to Employees, Nonemployee Directors and Consultants from time to time and in such amounts as the Administrator will determine in its discretion. Stock Awards may be granted as either Restricted Stock, subject to vesting conditions and other restrictions, or Unrestricted Stock, which will be free of restrictions and freely transferable. The Administrator will determine the form of Stock Award and the number of Shares to be granted to each Participant. Unrestricted Stock Awards will be evidenced by a Notice of Grant, while Restricted Stock Awards will be evidenced by a Restricted Stock Award Agreement.

The Restricted Stock Award Agreement will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, will determine. Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed unless determined otherwise by the Administrator. The Administrator, in its discretion, will impose vesting conditions on Shares of Restricted Stock as it may deem advisable or appropriate. Shares of Restricted Stock that are not vested will be forfeited upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

Restricted Stock Units. Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as will be determined by the Administrator in its sole discretion. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Section 4.1. The Administrator has sole discretion to set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions. The grant of Restricted Stock Units will be evidenced by an Award Agreement, which will specify whether the Restricted Stock Units will be settled in Shares or cash, to be made as soon as reasonably practical upon vesting and upon satisfaction of the vesting conditions. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the 2021 Equity Incentive Plan.

Federal Income Tax Matters

THE FOREGOING IS ONLY A GENERAL SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2021 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL MAY BE DIFFERENT. WE ADVISE PARTICIPANTS TO CONSULT WITH A TAX ADVISOR REGARDING THE TAX IMPLICATIONS OF THEIR TAX AWARDS UNDER THE 2021 EQUITY INCENTIVE PLAN.

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award or exercise of an Award, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes.

Compliance with Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The 2021 Equity Incentive Plan and each Award Agreement under the 2021 Equity Incentive Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. The Company or any of its Subsidiaries or Parents will have no obligation or liability under the terms of the 2021 Equity Incentive Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

Incentive Stock Options. ISOs granted under the 2021 Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three (3) months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two (2) years from the granting of the option or one (1) year from the receipt of the shares.

Nonqualified Stock Options. All options that do not qualify as ISOs are referred to as NSOs. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2021 Equity Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Unrestricted Stock Awards. Generally, the recipient will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient will not recognize taxable income at the time a stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of stock units, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Plan Benefits

The awards that may be granted under the 2021 Equity Incentive Plan to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the 2021 Equity Incentive Plan are subject to the discretion of the Administrator. No awards will be granted under the 2021 Equity Incentive Plan before the 2021 Annual Meeting.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the 2021 Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of our 2021 Equity Incentive Plan. For purposes of the approval of our 2021 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2019 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis, and our board of directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year.

The Company is requesting your advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “say on pay” vote and is required to be conducted pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You are encouraged to carefully review the information concerning the compensation of the Company’s named executive officers set forth in this Proxy Statement under “Information Regarding the Company’s Directors and Officers.”

The Company asks you to indicate your support for the compensation of the Company’s named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the practices described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. Accordingly, the Company requests that you vote “FOR” the following resolution at the 2021 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While the results of this advisory say on pay vote are not binding, the board of directors will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for the Company’s named executive officers.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of the Company’s independent registered public accounting firm. The audit committee has selected and the Company has retained the public accounting firm of Audit Alliance LLP (“Audit Alliance”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2021. Although the Company has retained its independent auditor and even though ratification is not required by the Company’s Bylaws, the board of directors is submitting the selection of Audit Alliance to the Company’s stockholders for ratification as a matter of good corporate practice and we are asking the Company’s stockholders to approve the appointment of Audit Alliance. In the event the Company’s stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

A representative of Audit Alliance is expected to be present in person or by electronic conferencing at the Annual Meeting and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Change of Independent Auditors

On September 22, 2021, BDO USA, LLP (“BDO”), who served as the independent registered public accounting firm for the Company, resigned on September 22, 2021. BDO’s reports on the Company’s financial statements the fiscal years ended December 31, 2019 and 2020 included an explanatory paragraph which indicated that there was substantial doubt as to the Company’s ability to continue as a going concern. BDO’s reports did not contain an adverse opinion or disclaimer of opinion, and were otherwise not qualified or modified as to uncertainty, audit scope or accounting principles, except for the going concern matter. The resignation of BDO was accepted by the board of directors on September 22, 2021. During the fiscal years ended December 21, 2019 and 2020, and through the interim period ended September 22, 2021, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods. During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through September 22, 2021, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except as previously disclosed, there was a material weakness in the Company’s internal control over financial reporting related to the Company’s tax review control for complex transactions.

We provided BDO with a copy of the above disclosures and requested that BDO furnish a letter addressed to the SEC stating whether it agreed with the statements made herein. A copy of BDO’s letter dated September 28, 2021, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 29,2021. We do not expect that representatives of BDO will be present at the Annual Meeting.

On October 23, 2021 (Hong Kong), the board of directors, acting upon the recommendation of the Audit Committee, approved the engagement of Audit Alliance, effective as of October 23, 2021 (Hong Kong), to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. During the two most recent fiscal years ended December 31, 2020 and 2019, and through the date the Company selected Audit Alliance as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted Audit Alliance regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF AUDIT ALLIANCE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

INFORMATION REGARDING AUDITOR

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firm, BDO USA, LLP or BDO, for the fiscal years ended December 31, 2020 and 2019, are as follows:

	2020	2019
Audit fees(1)	$374,950	$400,550
Audit related fees(2)	-	-
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$374,950	$400,550

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)	Audit related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.” No such fees were incurred during the fiscal years ended December 31, 2020 or 2019.

(3)	Our Independent Registered Public Accounting Firm did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended December 31, 2020 or 2019.

Audit Committee Pre-Approval Policies and Procedures

The retainer agreements between the Company and BDO setting forth the terms and conditions of and estimated fees to be paid to BDO for audit and tax return preparation services were pre-approved by the Audit Committee at the beginning of the respective engagements. Pursuant to its charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the auditor, except as may be permitted by applicable law. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary. The Auditor and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditor in accordance with this pre-approval, and the fees for the services performed to date. None of the services rendered by BDO in 2020 or 2019 were rendered pursuant to the de minimis exception established by the SEC, and all such services were pre-approved by the Audit Committee.

INFORMATION REGARDING THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS

Current Board of Directors

The current members of the Board are identified in Proposal 1: Election of Directors. The former Board members, Michael G. Magnusson, Toni M. Perazzo, Roy E. Hahn, Evan M. Wallach and David P. Wilson, resigned from the Company on October 1, 2021, as part of a change in control transaction (“Change in Control”) contemplated by a Securities Purchase Agreement, dated September 30, 2021 (“Securities Purchase Agreement”), between the Company and Yucheng Hu, TongTong Ma, Qiang Zhang, Yanhua Li, Yiyi Huang, Hao Yang, Jing Li, Yeh Cheng and Yu Wang (collectively, the “Plan Sponsors”). The Securities Purchase Agreement was part of a Plan Sponsor Agreement between the Company, its two then wholly-owned subsidiaries, JetFleet Holding Corp. and JetFleet Management Corp. (“JMC”), and the Plan Sponsors that was approved by the U.S. Bankruptcy Court of the District of Delaware (Case No. 21-10636) (“Bankruptcy”) on August 31, 2021. Following the Change in Control, the Company exited out of Bankruptcy on September 30, 2021.

Pursuant to the Independent Director Agreement, during the term of service as a director of the Company, each current independent director of the Company shall be entitled to an annual fee, plus reimbursement of expenses. In connection with their appointments as independent directors of the Company, Mses. Yao and Zhu, and Mr. Jiang will each receive an annual director’s fee in the amount of $18,000.

Board Meetings and Committees

Board Meetings and Committees. The board of directors held twenty-four (24) full board meetings during the fiscal year ended December 31, 2020. During that year, no incumbent director attended fewer than seventy-five percent (75%) of the meetings of the board of directors and its committees on which he or she served that were held during the period in which he or she was a director. The Company has an Audit Committee, a Compensation Committee and an Executive Committee of the board of directors, each of which is discussed below.

Audit Committee. The Audit Committee operates under a charter adopted and approved by the board of directors, which is available on the Company’s website at http://www.aerocentury.com/audit.php. The Audit Committee meets with the Company’s management and its independent registered public accounting firm to review internal financial information, audit plans and results, and financial reporting procedures. Prior to the Change in Control, the committee consisted of Roy E. Hahn (Chair), Evan M. Wallach and David P. Wilson. The current Audit Committee consists of Siyuan Zhu (Chair), Qin Yao, and Jianan Jiang. The board of directors has determined that Ziyuan Zhu, Qin Yao and Jianan Jiang are independent within the meaning of Sections 803A and 803B(2) of the NYSE American Company Guide, and that Ms. Zhu is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Audit Committee held nine (9) meetings during the fiscal year ended December 31, 2020. The Audit Committee did not issue a report on the Company’s audited financial statements for the year ended December 31, 2020.

Compensation Committee. The Compensation Committee assists the board of directors in discharging its responsibilities relating to compensation of the Company’s directors and officers and complying with disclosure requirements regarding such compensation, if and when required and in accordance with applicable SEC and stock exchange rules and regulations. The Compensation Committee operates under a charter adopted and approved by the board of directors, which is available on the Company’s website at http://www.aerocentury.com/compensation_committee.php. Prior to the Change in Control, the committee consisted of David P. Wilson (Chair), Roy E. Hahn, and Evan M. Wallach. The current Compensation Committee consists of Jianan Jiang (Chair), Siyuan Zhu, and Qin Yao. The board of directors has determined that Siyuan Zhu, Jianan Jiang, and Qin Yao are independent within the meaning of Section 803A and 805(c) of the NYSE American Company Guide and Rule 10C-1(b)(1) under the Securities Exchange Act of 1934, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee held five (5) meetings during the fiscal year ended December 31, 2020.

Executive Committee. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercises all other powers of the board of directors except for those which require action by all of the directors or the independent directors under the Certificate of Incorporation or the Bylaws of the Company, or under applicable law or stock exchange requirements. Prior to the Change in Control, the committee consisted of only two (2) directors, Toni M. Perazzo and Evan M. Wallach, and did not hold any meetings during the fiscal year ended December 31, 2020. The current Executive Committee consists of only two (2) directors, Yucheng Hu and Florence Ng.

Director Nominations. The Company does not have a formal nominating committee. The independent directors separately consider and make recommendations to the full board of directors regarding any candidate being considered to serve on the board of directors, and the full board of directors reviews and makes determination regarding such potential candidates. In light of this practice, which is similar to the practices of many boards of directors that have a standing nominating committee, the board of directors believes it is unnecessary to formally establish such a committee.

The board of directors has not adopted a formal procedure for considering nominees recommended by stockholders, other than the procedures described herein that are applicable to all director candidates and the procedures set forth in the Bylaws of the Company for stockholder nominations of directors. While the board of directors does not have a specific policy for considering nominees recommended by stockholders, this does not mean that a recommendation would not be considered if received from a stockholder. The board of directors believes that the current informal consideration process is adequate in light of the historical absence of stockholder recommendations of director nominees. In any event, the board of directors expects there would be no difference between the manner in which the board of directors would evaluate a director candidate recommended by a stockholder and a director candidate recommended by any other source, such as an existing member of the board of directors or one of the Company’s executive officers.

Although the board of directors does not have a formal policy with respect to board of directors diversity, it strives to constitute the board of directors with directors who bring to our Company a variety of perspectives, cultural sensitivity, life experiences, skills, expertise, and sound business understanding and judgment derived from a broad range of business, professional, governmental, community involvement, personal and aircraft leasing and finance experiences, as well as directors who have skills and experience that are relevant and helpful to the Company’s industry and operations and who have the desire and capacity to actively serve. In addition, the board of directors is aware of the recently enacted California law requiring publicly held corporations whose principal executive offices are located in California to have (i) at least one (1) female director on their boards by the end of the 2019 calendar year, (ii) at least one (1) to three (3) female directors, depending on the size of the board, by the end of the 2021 calendar year, (iii) at least one (1) director from an underrepresented community by the end of 2021 calendar year, and (iv) at least one (1) to three (3) directors from an underrepresented community by the end of 2022 calendar year. Because our principal executive offices are located in California, we are subject to these requirements. The Company is currently in compliance with this law.

In reviewing a potential candidate for the board of directors, the board of directors considers the individual’s experience in the Company’s industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, and the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is an individual’s integrity, willingness to actively participate and ability to bring to the Company his or her experience and knowledge in areas that are most beneficial to the board of directors. In addition, the board of directors recognizes that at least a majority of the Company’s directors must be independent under applicable NYSE American rules, the members of certain board of directors’ committees must satisfy enhanced independence and financial expertise standards under applicable NYSE American and SEC rules, and one (1) member of the board of directors should meet the criteria for an “audit committee financial expert” as defined by SEC rules.

Except as described above, there are no specific minimum qualifications that the board of directors believes must be met by a director nominee. The board of directors intends to continue to evaluate candidates for election to the board of directors on the basis of the foregoing criteria.

Board Leadership Structure

The Company’s board of directors recognizes that the leadership structure and combination or separation of the President and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and governing documents do not mandate a particular structure. This has allowed the board of directors the flexibility to establish the most appropriate structure for the Company at any given time.

Board of Directors’ Role in Risk Oversight

The Company is exposed to a number of operational and financial risks, and the board of directors plays an active role in overseeing management on these risks. The Company’s Chief Executive Officer (“CEO”) (who is a member of the board of directors) is directly responsible for a number of operational risks, such as the risks inherent in acquiring, owning, leasing and disposing of used aircraft and engines. The board of directors regularly receives reports from the CEO on these risks and works closely with the Company’s management on strategies to manage these risks and to develop contingency plans. The Company’s Chief Financial Officer is directly responsible for a number of financial risks, such as the risks associated with the Company’s credit and liquidity. The Audit Committee and the full board of directors regularly receive reports from the Chief Financial Officer on these risks and work closely with the Company’s management on strategies to manage these risks and to develop contingency plans. The board of directors also meets and confers regularly with the Company’s management to identify other risks faced by the Company, and outside counsel attend all board meetings as non-voting guests of the board of directors. The Company believes that this and other interactions with senior management of the Company provide the board of directors with visibility into and access to the details underlying the risks the Company faces, and thereby enhances the quality of the board of directors’ risk oversight. Among the risks over which the board of directors exercises oversight are economic, financial, industrial, legal, and operational risks, including cybersecurity risks.

In addition, the board of directors performs its risk oversight function in part through its committees, which, except for the Executive Committee, are comprised solely of independent directors. The Audit Committee oversees management of risks related to financial reporting and disclosure processes and accounting policies, as well as certain specific financial risks, such as variable interest rate risk, and risks related to related party or conflict-of-interest transactions. The Compensation Committee oversees management of risks related to compensation policies and practices. The Company believes the role of these board of directors committees in the board of directors’ performance of its risk oversight function, as well as the board of directors’ leadership structure discussed above, which separates the roles of Chair of the board of directors and President, provide an appropriate level of independent oversight, including risk oversight, of the Company’s management team.

Communication between Stockholders and Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications should be addressed to the Company’s secretary at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Director Attendance at Annual Meeting

It is the policy of the Company and board of directors that directors attend the Annual Meeting and be available for questions from stockholders. All of the then-seated directors, including the directors nominated for election, attended the Company’s 2020 Annual Meeting of Stockholders, either in person or if unable to travel due to COVID issues, monitored the proceedings electronically. Barring any adjustments to the format of the 2021 Annual Meeting due to social distancing or other restrictions related to the COVID-19 pandemic, it is anticipated that the directors nominated for election at the 2021 Annual Meeting will attend the 2021 Annual Meeting.

Board Independence

Former directors, Messrs. Hahn, Wallach, and Wilson, were independent within the meaning of Sections 803A of the NYSE American Company Guide. Former directors, Mr. Magnusson and Ms. Perazzo, were not considered independent directors due to their employment by the Company within the previous three (3) years.

A majority of the current members of the board of directors of the Company, consisting of Ms. Yao, Mr. Jiang and Ms. Zhu, are independent directors, as defined in Section 803A of the NYSE American Company Guide. Mr. Yu and Ms. Ng are not considered independent directors due to their employment as executive officers of the Company.

Involvement in Legal Proceedings

No director, officer or affiliate of the Company, beneficial owner of more than five percent (5%) of the Common Stock, or associate of any of the foregoing is involved in a material proceeding as a party adverse to the Company or with a material interest adverse to the Company.

Family Relationships

There are no family relationships among the Company’s directors or executive officers.

2020 Director Compensation

The table below provides the compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2020. The compensation of the Company’s directors who also served as executive officers of the Company for fiscal year ended December 31, 2020, is set forth under “Executive Compensation—Summary Compensation Table” below.

2020 DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash($)	Total($)
Roy E. Hahn(2)	$75,500	$75,500
Toni M. Perazzo(2)	81,500	81,500
Evan M. Wallach(2)	87,500	87,500
David P. Wilson(2)	75,500	75,500

(1)	Michael G. Magnusson was an officer of the Company and its subsidiary, JetFleet Management Corp., during 2020 and therefore did not receive compensation for service as a member of the Company’s board of directors or committee thereof, in accordance with the Company’s director compensation policy.

(2)	Resigned on October 1, 2021.

Current Executive Officers

The following table sets forth the names and ages of our named executive officers as of November 8, 2021.

Name(1)	Age	Position	Officer Since
Yucheng Hu	36	Chairman, President, Chief Executive Officer and Director	2021
Florence Ng	57	Vice President of Operations and Business Development, and Director	2021
Qin (Carol) Wang	32	Chief Financial Officer, Secretary and Treasurer	2021

(1)	Appointed on September 30, 2021 following the resignation of the former officers, Toni M. Perazzo, Michael G. Magnusson, and Harold M. Lyons on the same date.

Below is the biography of each executive officer. Mr. Hu’s and Ms. Ng’s biographies are provided under “Proposal 1: Election of Directors.”

Ms. Qin (Carol) Wang. Ms. Qin (Carol) Wang has been our chief financial officer, secretary and treasurer since September 30, 2021. Ms. Wang has been an independent financial consultant since June 2020, specializing in M&A transactions for companies listed in the Nasdaq Stock Exchange and New York Stock Exchange. Prior to that, Ms. Wang served as the finance controller and financial advisor of TD Holdings, Inc. (NASDAQ: GLG) from February 2018 to May 2020. Through July 2016 to January 2018, Ms. Wang served as a senior investment manager for Yikuan Asset Management Company. Ms. Wang began her career at Ernst & Young where she served as a senior auditor from September 2012 to June 2015. She is skilled at M&A transactions, US GAAP and IFRS financial reporting, implementing new accounting standards, corporate financial management and planning. Ms. Wang holds a Master’s degree in Finance from Renmin University of China and a Bachelor’s degree in Economics from Donghua University. Ms. Wang is a certified public accountant and is a member of the Chinese Institute of Certified Public Accountants.

2020 Executive Compensation

The following table reports the total compensation for 2020 and 2019 paid by JMC and/or the Company to (1) all individuals serving as the Company’s principal executive officer during fiscal year ended 2020 (consisting solely of the Company’s President, Mr. Magnusson), and (2) all other individuals who served as executive officers of the Company at any time in 2020 (consisting solely of the Company’s CFO, Treasurer, Senior VP - Finance & Secretary, Mr. Lyons, in 2020). These two individuals were the Company’s named executive officers for fiscal year ended December 31, 2020.

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary($)	Bonus($)		All Other Compensation ($)(1)	Total($)
Michael G. Magnusson, President of the Company; Managing Director of JMC(2)	2020	375,000	18,188		3,732	396,920
	2019	366,462	75,000	(4)	3,720	445,182
Harold M. Lyons, CFO, Treasurer, Senior VP - Finance & Secretary of the Company; SVP Finance and CFO of JMC(3)	2020	225,000	11,986		3,732	240,718

(1)	Consists of a matching contribution under employees’ 401(k) plan and life insurance premiums paid by the Company for each employee.

(2)	Mr. Magnusson resigned on September 30, 2021.

(3)	Mr. Lyons was appointed to this position on January 1, 2020, and resigned on September 30, 2021.

(4)	Amount includes bonus stipulated in employment agreement.

Narrative Disclosure to Summary Compensation Table

The compensation paid to our named executive officers in fiscal years ended 2020 and 2019 consisted solely of base salary plus cash bonus payments, if any. No named executive officer of the Company received equity compensation during fiscal years ended 2020 and 2019.

In April of 2019, the board of directors approved a Bonus Plan for which all employees of the Company were eligible. A bonus pool of $294,500 was established as the maximum potential bonus pool available. The amount to be actually awarded under the Plan was determined based on the Company’s 2019 performance against four (4) target metrics for Company revenue, income, asset on-lease percentage and volume of acquisitions, and a discretionary piece, each weighted at twenty percent (20%). The metric for revenue growth was fully met and the metric for on-lease percentage of assets surpassed the minimum floor but did not reach the target metric for 2019, and no discretionary amount was added to the pool. Thus, the total bonus pool for 2019 was approximately twenty-four percent (24%) of the maximum pool bonus amount, or $71,416. The bonus pool allocated to each employee participant was based on a predetermined percentage set by management and approved by the Compensation Committee. Mr. Magnusson and Mr. Lyons were paid bonuses under this Bonus Plan in February of 2020, in the amounts of $18,188 and $11,986, respectively. The Bonus Plan was terminated as a result of the Bankruptcy.

Role of Compensation Consultant. In December 2017, the Compensation Committee engaged McLagan, an Aon Company, to perform a benchmarking study of the executive officer and director compensation practices of the Company’s peers. The Compensation Committee did not engage McLagan for its determination of the compensation of its named executive officers in 2020; rather, in 2020 and going forward, the Compensation Committee, which consists entirely of non-employee directors, will exclusively determine annual compensation for the board of directors and named executive officers, as well as incentive targets and long-term incentive compensation for the named executive officers and other employees, and, when and if other incentive or other bonus plans are adopted, any bonus or other benefits granted to the named executive officers.

The Compensation Committee considered benchmarking information received from McLagan, including compensation data from a sampling of equipment and aircraft leasing companies, to review its executive compensation practices for fiscal year 2020. In determining the level of salary and incentive compensation, the Compensation Committee will not seek to mechanically tie compensation levels to a formula based upon the chosen sample of companies reviewed or employ any other formulaic process in making compensation decisions. Rather, the Compensation Committee intends to use its subjective judgment based upon a review of all information, including an annual review for each officer of his or her level of responsibility, contributions to the Company’s financial results, adherence to the Company’s business plan, and the Company’s overall performance. The Compensation Committee makes a generalized assessment of these factors and this information is not weighted in any specific manner.

In 2019, using benchmarking information received from McLagan, including compensation data from a sampling of equipment and aircraft leasing companies, the Compensation Committee reviewed named executive officer compensation paid by the Company, and based on the recommendations of the Compensation Committee, the current named executive officer compensation was deemed appropriate.

Employment Agreements-Named Executive Officers

Michael G. Magnusson.  On May 9, 2019, AeroCentury Corp. (the “Company”) entered into an Employment Agreement (“Agreement”) with Michael G. Magnusson, its current President and Chief Executive Officer. The Agreement superseded and replaced Mr. Magnusson’s prior employment agreement with JetFleet Management Corp. (“JMC”), the management company for the Company. JMC became a wholly-owned second tier subsidiary of the Company on October 1, 2018, when the Company acquired JetFleet Holding Corp., the parent corporation of JMC. The Agreement was terminated pursuant to the Bankruptcy. Following is a summary of the terms of the Agreement with Mr. Magnusson, which does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Form 8-K report filed with the SEC on May 13, 2019:

Term:

The initial term of the Agreement expires on December 31, 2021, and is automatically renewable for additional one-year renewal terms unless one party gives the other at least 90 days’ notice prior to scheduled expiration of the Agreement that it will not be renewed.

Termination:

The Company may terminate the Agreement at any time for “Cause,” defined as (1) a material breach by Mr. Magnusson of his duties and responsibilities as set forth under this Agreement, resulting from other than Mr. Magnusson’s complete or partial incapacity due to Disability, (2) gross misconduct, (3) a breach of the Agreement, the Company’s employment standards of conduct or employee manual, (4) neglect of duties under the Agreement, or (5) violation of a federal or state law or regulation applicable to the business of the Company. The Company may terminate Mr. Magnusson’s employment for Disability, defined as “any physical or mental incapacitation that results in Mr. Magnusson’s inability to perform his duties and responsibilities for the Company for a period in excess of 90 consecutive days or for more than 120 days during any consecutive 12 month period. Mr. Magnusson may terminate his employment with the Company for Good Reason, defined as one of the following events: (i) a material and adverse change in Mr. Magnusson’s position, duties, responsibilities, or status; (ii) a material reduction in Mr. Magnusson’s salary or benefits then in effect, other than a reduction comparable to reductions generally applicable to similarly situated employees of the Company or (iii) the Company materially breaches this Agreement.

Annual Compensation/Signing Bonus:

Mr. Magnusson’s annual base salary for Fiscal Year 2019 is $375,000, with subsequent year base salary rates to be determined at the sole discretion of the Compensation Committee of the board of directors, but in no event less than $375,000. Mr. Magnusson received a $75,000 bonus upon signing of the Agreement.

Bonus Compensation:

Mr. Magnusson shall be entitled to participate in all executive cash bonus/long term incentive compensation plan approved by the board of directors for executive officers and key executives of the Company, when and if established by the Compensation Committee, as determined by good faith negotiation with the Compensation Committee.

Severance:

In the event the Company terminates the Agreement for any reason other than Cause or Disability, or in the event that Mr. Magnusson terminates the Agreement for Good Reason, Mr. Magnusson will be entitled to severance payments equal to his then effective base salary payable on a semi-monthly basis until the date that is the earlier of (i) the scheduled expiration date of the Employment Agreement or (ii) twenty-four months after such event of termination. If Mr. Magnusson commences subsequent employment during such payment period, the payment amounts during such period shall be reduced by an amount equal to 75% of the base compensation received by Mr. Magnusson from his successor employer during the overlapping period of the severance payment period and Mr. Magnusson’s new employment.

Yucheng Hu. In connection with Mr. Hu’s appointment as Chairman, President and Chief Executive Officer, and as an executive director of the Company, Mr. Hu entered into the Company’s standard form of employment agreement, effective as of October 1, 2021, which provides for an annual base salary of $192,000. In addition, Mr. Hu shall be eligible to receive an annual target cash bonus and equity-based incentive compensation, as determined by the board of directors and the Compensation Committee of the board of directors, employee benefits as may be determined by the Company in its sole discretion, and reimbursement of expenses in the course and scope of authorized Company business. Mr. Hu’s employment is at-will and may be terminated at any time for any reason.

Florence Ng. In connection with Ms. Ng’s appointment as General Counsel and Vice President of Operations, and as an executive director of the Company, Ms. Ng entered into an employment agreement, effective as of October 1, 2021, for a term of three (3) years, which provides for an annual salary of $165,000 and a one-time signing fee of $18,750, plus reimbursement of expenses. Ms. Ng will also be covered under an insurance policy that the Company will maintain providing directors’ and officers’ liability insurance. In addition, Ms. Ng is also eligible for participation in any health insurance coverage plan that currently exists or may be subscribed to by the Company in the future. On November 1, 2021, Ms. Ng entered into an Amendment to Employment Agreement, to change Ms. Ng’s title from “General Counsel and Vice President of Operations” to “Vice President of Operations and Business Development” as a result of Ms. Ng’s relocation to the Company’s headquarters in Palo Alto, California from Hong Kong at the request of the Company to head the Company’s operations and business development.

Qin (Carol) Wang. In connection with Ms. Wang’s appointment as Chief Financial Officer, Company Secretary and Treasurer of the Company, Ms. Wang entered into the Company’s standard form of employment agreement, effective as of October 1, 2021, for a term of three (3) years, which provides for an annual base salary of $120,000. In addition, Ms. Wang shall be eligible to receive an annual target cash bonus and equity-based incentive compensation, as determined by the board of directors and the Compensation Committee of the board of directors, employee benefits as may be determined by the Company in its sole discretion, and reimbursement of expenses in the course and scope of authorized Company business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of November 8, 2021, by: (i) each person or entity that is known to the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s Common Stock; (ii) each director and nominee of the Company; (iii) each named executive officer; and (iv) all directors and named executive officers of the Company as a group.

Name(1)	No. of Shares (2)	Percentage of Common Stock (3)
Yucheng Hu, Director, Chairman, President and Chief Executive Officer	1,598,201	36.2%
Florence Ng, Director and Vice President of Operations and Business Development	0	*
Qin (Carol) Wang, Chief Financial Officer, Company Secretary and Treasurer	0	*
Jianan Jiang, Director	0	*
Siyuan Zhu, Director	0	*
Qin Yao, Director	0	*
All directors and executive officers as a group	1,598,201	36.2%

5% or greater owners
Toni M. Perazzo (4)	327,374	7.4%

* Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o AeroCentury Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

(2)	Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within sixty (60) days after November 8, 2021.

(3)	For purposes of calculating percentages, 4,630,143 shares, consisting of all of the outstanding shares of Common Stock (excluding Company treasury stock) outstanding as of November 8, 2021.

(4)	Ms. Perazzo is the former Board Chair and Chief Financial Officer of the Company. Includes (i) 16,007 shares of Common Stock held directly by Ms. Perazzo or as beneficiary of a 401(k) custodial account, (ii) 152,433 shares held by an irrevocable trust of which Ms. Perazzo is a beneficial owner; (iii) 152,434 shares held by an irrevocable trust of which a child of Ms. Perazzo is the beneficiary; and (iv) 6,500 shares held in a joint tenancy account with such child.

RELATED PARTY TRANSACTIONS

There has been no related party transactions since the fiscal year ended December 31, 2018, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two (2) completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section relating to Proposal 1 relating to Election of Directors in this Proxy Statement and section relating to compensation under Section titled “Information Regarding the Company’s Directors and Executive Officers.”

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that the Company’s executive officers, directors and greater than ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements applicable to them in the fiscal year ended December 31, 2020.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a code of business conduct and ethics, or the “code of conduct.” The code of conduct applies to all of the Company’s employees, including its executive officers, and non-employee directors, and it qualifies as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. A copy of the code of conduct is available on the Company’s website at http://www.aerocentury.com/code-of-conduct.php or upon written request to the Investor Relations Department, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306. To the extent required by law, any amendments to, or waivers from, any provision of the code of conduct will be promptly disclosed publicly. To the extent permitted by such requirements, the Company intends to make such public disclosure on its website in accordance with SEC rules

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Requirements for Stockholder Proposals to be Brought Before 2022 Annual Meeting

For stockholder proposals to be properly brought before an annual stockholders meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company pursuant to the provisions of the Company’s Bylaws. To be timely for the 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”), notice of any stockholder proposals must be delivered to the Secretary of the Company at the principal executive offices of the Company (1) if the 2022 Annual Meeting is held between November 29, 2022 and February 27, 2023, between the close of business on August 31, 2022 and the close of business on September 30, 2022, or (2) if the 2022 Annual Meeting is not held within these dates, then no earlier than the 120th day prior to the 2022 Annual Meeting and no later than the close of business on the later of: the 90th day prior to the 2022 Annual Meeting, or the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made by the Company. A stockholder’s notice to the Secretary must set forth, as to each matter the stockholder proposes to bring before the 2022 Annual Meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of the Company’s Common Stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) certain other detailed information as set forth in Article II, Section 2.12 of the Bylaws of the Company.

Requirements for Director Nominations for 2022 Annual Meeting

For nominations by a stockholder of persons for election to the board of directors to be properly brought before an annual stockholders meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company pursuant to the provisions of the Company’s Bylaws. To be timely for the 2022 Annual Meeting, written notice of any stockholder director nominations must be delivered to the Secretary of the Company at the principal executive offices of the Company by the same deadlines as described under “Requirements for Stockholder Proposals to be Brought Before 2022 Annual Meeting” above.  A stockholder’s notice delivered to the Secretary must set forth, as to each person the stockholder proposes to nominate for election as a director, all of the detailed information set forth in Article II, Section 2.12 of the Company’s Bylaws.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials for 2022 Annual Meeting

In order to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2022 Annual Meeting must be received by the Company no later than July 21, 2022 and no earlier than June 21, 2022 if the 2022 Annual Meeting is held between November 29, 2022 and February 27, 2022 or, if the 2022 Annual Meeting is not held within these dates, then no earlier than the 150th day prior to the 2022 Annual Meeting and no later than the close of business on the later of: the 120th day prior to the 2022 Annual Meeting, or the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made by the Company.

Availability of Bylaws

A copy of our Bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for copy of the Bylaws.

Discretionary Voting Authority

If the Company complies and a stockholder submitting a proposal or director nominee as described above does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or director nomination.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, is available without charge to each person solicited by this Proxy Statement upon the written request of such person to Investor Relations, AeroCentury Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

OTHER MATTERS

Management does not know of any matters to be presented at the 2021 Annual Meeting other than those set forth herein, nor has it received any notice of any matter by the deadline prescribed by Rule 14a-4(c)(1) under the Exchange Act. Without limiting the Company’s ability to apply the advance notice provisions in its Bylaws with respect to the procedures that must be followed for a matter to be properly presented at an annual meeting of its stockholders, if other matters should properly come before the 2021 Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Yucheng Hu
Yucheng Hu,
Chairman, Chief Executive Officer and President

November 18, 2021

AEROCENTURY CORP.

2021 EQUITY INCENTIVE PLAN

AEROCENTURY CORP.

2021 EQUITY INCENTIVE PLAN

The Board of Directors of AeroCentury Corp. (the “Company”) hereby adopts in its entirety the AeroCentury Corp. 2021 Equity Incentive Plan (the “Plan”), as of October 23, 2021. Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1
BACKGROUND AND PURPOSE

1.1 Background. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Stock Awards and Restricted Stock Units.

1.2 Purpose of the Plan. The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) consultants who provide significant services to the Company or its Affiliates; and (c) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Applicable Law” means the legal requirements relating to the administration of Options, SARs, Stock Awards and Restricted Stock Units and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, and the Code.

2.4 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards and/or Restricted Stock Units.

2.5 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

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2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Change in Control” means the occurrence of any of the following events:

(a) Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934 (“Exchange Act”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a liquidation or dissolution of the Company;

(d) The consummation of a merger or consolidation of the Company with any other Person, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;

(e) Other events specified by the Administrator in the Participant’s Award Agreement.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9 “Committee” means the compensation committee of the Board or such other committee satisfying Applicable Laws appointed by the Board to administer the Plan, in accordance with Section 3 of the Plan.

2.10 “Company” means AeroCentury Corp., a Delaware corporation, or any successor thereto.

2.11 “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or affiliate of any of the foregoing, but who is neither an Employee nor a Director.

2.12 “Continuous Status” as an Employee or Consultant means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is not so guaranteed, then on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

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2.13 “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.14 “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.15 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.16 “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.

2.17 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the number of Shares payable to a Participant upon the exercise of a SAR.

2.18 “Fair Market Value” means the price of a Share on the relevant date, determined by the Committee in good faith on such basis as it deems appropriate. Notwithstanding the foregoing, in the case of a sale of the Company or disposition by the Company of all or substantially all of the Company’s assets, Fair Market Value shall immediately, for all purposes of this Plan, be determined by the sale price of the Company’s common stock or the sale price of its assets less any remaining liabilities.

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2.19 “Fiscal Year” means a fiscal year of the Company.

2.20 “Grant Date” means with respect to an Award, the effective date an Award is granted.

2.21 “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.22 “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Administrator in its discretion.

2.23 “Misconduct” means any of the following: (i) Participant is convicted of, or pleads nolo contendere to, (A) any felony or (B) any misdemeanor involving fraud or dishonesty; (ii) Participant’s engagement in any gross insubordination, willful malfeasance, fraud, dishonesty or other conduct or activity in the performance of his or her obligations hereunder or otherwise as an employee or service provider of the Company that is reasonably likely to cause, or does cause, damage to the business of the Company (or any of its affiliates or subsidiaries), as determined in good faith by the Board; (iii) Participant’s embezzlement of funds or assets from the Company (or any of its affiliates or subsidiaries); or (iv) Participant’s willful failure or refusal to perform Participant’s covenants, duties or responsibilities as a service provider for ten (10) days following written notice from the Company describing such failure or refusal in reasonable detail or Participant’s violation of any duty of loyalty to the Company or a breach of Participant’s fiduciary duty involving personal profit.

2.24 “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.

2.25 “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.26 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.27 “Participant” means an Employee, Nonemployee Director or Consultant who has an outstanding Award.

2.28 “Plan” means this AeroCentury Corp. 2021 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.29 “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 8. An Award of Restricted Stock Units constitutes a promise to deliver to a Participant a specified number of Shares, or the equivalent value in cash, upon satisfaction of the vesting requirements set forth in the Award Agreement. Each Restricted Stock Unit represents the right to receive one Share or the equivalent value in cash.

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2.30 “Retirement” shall mean the voluntary Termination by a Participant when such Participant’s age plus years of service with the Company and/or Subsidiary equals or exceeds seventy-five (75).

2.31 “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time, or any state law equivalent.

2.32 “Shares” means shares of common stock, $0.001 par value, of the Company.

2.33 “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the Exercise Price. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the notice of grant specifies that the SARs will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share. Upon exercise of the SAR, the Participant is entitled to receive 50 Shares [(($20-$10)*100)/$20].

2.34 “Stock Award” means an Award granted to a Participant pursuant to Section 7. A Stock Award constitutes a transfer of ownership of Shares to a Participant from the Company. A Stock Award may be unrestricted and freely transferable (“Unrestricted Stock”), or subject to restrictions against transferability, assignment, and hypothecation (“Restricted Stock”). Under the terms of a Restricted Stock Award, the restrictions against transferability are removed when the Participant has met the specified vesting conditions. Vesting can be based on continued employment of service over a stated service period, or on the attainment of specified performance objectives. If employment or service is terminated prior to vesting, the unvested Shares of Restricted Stock revert back to the Company. An Award of Unrestricted Stock is not subject to vesting conditions.

2.35 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3
ADMINISTRATION

3.1 The Administrator. The Administrator shall be appointed by the Board of Directors from time to time.

3.2 Authority of the Administrator. It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. The Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to make recommendations to the Board regarding the following: (a) which Employees, Consultants and Directors shall be granted Awards; (b) the terms and conditions of the Awards, (c) interpretation of the Plan, (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith and (e) interpretation, amendment or revocation of any such rules.

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3.3 Delegation by the Administrator. The Administrator, in its discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors.

3.4 Decisions Binding. All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment, as provided in Section 9.1, the total combined number of Shares and Restricted Stock Units available for grant at any time under the Plan shall be 220,000 Shares. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

4.2 Lapsed Awards. If any Award made under the Plan expires, or is forfeited or cancelled, or otherwise exercised without delivery of Shares, such undelivered Shares shall become available for future Awards under the Plan.

4.3 Legal Compliance. Awards and Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.4 Investment Representations. As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 5
STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Nonemployee Directors and Consultants. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Section 4.1, shall determine the number of Shares subject to each Option.

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5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1 Nonqualified Stock Options. Unless otherwise specified in the Award Agreement, in the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

5.3.2 Incentive Stock Options. The grant of Incentive Stock Options shall be subject to the following limitations:

(a) The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

(b) Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or a Subsidiary, and may not be granted to Nonemployee Directors or Consultants.

(c) To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

(d) In the event of a Participant’s change of status from Employee to Consultant or Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer.

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5.4 Expiration of Options

5.4.1 Expiration Dates. With respect to the “unvested” Shares (as determined under the Participant’s Award Agreement) underlying a Participant’s Option, such Option shall terminate immediately upon the date Participant ceases his/her Continuous Status as an Employee or Consultant for any reason. With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, such Option shall terminate as follows upon the earliest to occur:

(a) Date in Award Agreement. The date for termination of the Option set forth in the written Award Agreement;

(b) Termination of Continuous Status as Employee or Consultant. The last day of the three (3)-month period following the date the Participant ceases his/her Continuous Status as an Employee or Consultant (other than termination for a reason described in subsections (c), (d), (e), or (f) below);

(c) Misconduct. In the event a Participant’s Continuous Status as an Employee or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire upon the Participant’s receipt of written notice from the Company of such termination due to Misconduct;

(d) Disability. In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within one hundred eighty (180) days from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement);

(e) Death. In the event of the death of a Participant, the Option may be exercised at any time within three hundred sixty (360) days following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance;

(f) Retirement. In the event a Participant’s Retirement, the Option may be exercised at any time prior to the Maximum Expiration Date (as defined in Section 5.4.1(f)) of such Option; or

(g) Maximum Expiration Date. Unless otherwise specified above, an Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

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5.4.2 Change in Status. In the event a Participant’s status has changed from Consultant to Employee, or vice versa, a Participant’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

5.4.3 Administrator Discretion. Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the maximum term of the Option (subject to limitations applicable to Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall determine in its discretion, as set forth in the Award Agreement. After an Option is granted, the Administrator, in its discretion, may accelerate the exercisability of the Option.

5.6 Exercise and Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and satisfaction of all applicable tax withholding.

5.6.1 Form of Consideration. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

5.6.2 Delivery of Shares. Unless otherwise specified in the Award Agreement, shares acquired by Participant pursuant to the exercise of an Option shall be held by the Company as escrow agent.

SECTION 6
STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms of the Plan, a SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as shall be determined by the Administrator.

6.1.1 Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.2 Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

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6.2 Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its discretion, shall determine.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.

6.4 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Section 5.4.

6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to Shares, or the equivalent value in cash, from the Company in an amount determined by dividing the Fair Market Value of a Share on the exercise date by the following: (a) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price, times (b) the number of Shares with respect to which the SAR is exercised. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.

SECTION 7
STOCK AWARDS

7.1 Grant of Award. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Stock Awards to Employees, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. Stock Awards may be granted as either Restricted Stock, subject to vesting conditions and other restrictions, or Unrestricted Stock. The Administrator shall determine the form of Stock Award and the number of Shares to be granted to each Participant. Unrestricted Stock Awards shall be evidenced by a Notice of Grant, while Restricted Stock Awards shall be evidenced by a Restricted Stock Award Agreement.

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Vesting and Forfeiture of Restricted Stock Awards. The Administrator, in its discretion, shall impose vesting conditions on Shares of Restricted Stock as it may deem advisable or appropriate. Shares of Restricted Stock that are not vested shall be forfeited upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant.

7.3.1 Vesting Conditions. The Administrator may set restrictions based upon the achievement of vesting Conditions that are based on specific performance objectives (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

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7.3.2 Legend on Certificates. The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.4 Removal of Restrictions. The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. Upon satisfaction of the vesting conditions applicable to the Period of Restriction, the Shares shall no longer be subject to forfeiture.

7.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.6 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8
RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as shall be determined by the Administrator in its sole and absolute discretion.

8.1.1 Number of Restricted Stock Units. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Section 4.1.

8.1.2 Value of a Restricted Stock Unit. Each Restricted Stock Unit granted under an Award Agreement represents the right to receive one Share, or the equivalent value in cash, upon satisfaction of the vesting conditions specified in the Award Agreement.

8.2 Vesting Conditions. In its sole and absolute discretion, the Administrator will set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions.

8.3 Form and Timing of Payment. The Administrator shall specify in the Award Agreement whether the Restricted Stock Units shall be settled in Shares or cash. In either case, upon vesting, payment will be made as soon as reasonably practical upon satisfaction of the vesting conditions.

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8.4 Cancellation of Restricted Stock Units. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

SECTION 9
ADJUSTMENTS UPON CHANGES IN COMMON STOCK;
OTHER CORPORATE EVENTS

9.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 4.1 of the Plan.

9.2 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

9.3 Corporate Transaction.

9.3.1 The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Administrator at the time of grant of an Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Administrator will take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar Award for the Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of the Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Administrator determines (or, if the Administrator does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Administrator;

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(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration ($0) or such consideration, if any, as determined by the Administrator; or

(vi) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for a payment, in such form as may be determined by the Administrator, equal to the excess, if any, of (A), the per share amount (or value of property per share) payable to holders of the Shares in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Award, multiplied by the number of Shares subject to the Award. For clarity, this payment may be $0 if the amount per share (or value of property per share) payable to the holders of the Shares is equal to or less than the per share exercise price of the Award. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Award to the same extent and in the same manner as such provisions apply to the holders of the Shares.

The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.

9.3.2 Appointment of Shareholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a shareholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

9.4 No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for the Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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9.5 Acceleration Rights. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

9.6 Section 409A Limitations. Notwithstanding anything in this Section 9 to the contrary, if a payment under an Award is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

SECTION 10
MISCELLANEOUS

10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Nonemployee Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Nonemployee Director or the Company may have to terminate his or her directorship at any time.

10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.3 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

10.4 Beneficiary Designations. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

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10.5 Limited Transferability of Awards. Unless the Administrator provides otherwise, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company or other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

10.6 Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, the requirement to sign a voting rights agreement in favor of the Company as a condition to the delivery of Shares, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

10.7 Nonemployee Director Award Limitations. No Nonemployee Director may be paid, issued, or granted, in any Fiscal Year, equity awards (including any Awards issued under this Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including, without limitation, any cash retainers or fees) that, in the aggregate, exceed $500,000. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Nonemployee Director), will not count for purposes of the limitation under this Section 10.7.

10.8 Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including, without limitation, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 10.8 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary of the Company.

15

SECTION 11
AMENDMENT, SUSPENSION, AND TERMINATION

11.1 Amendment, Suspension, or Termination. Except as provided in Section 11.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2 Shareholder Approval. The Company shall obtain shareholder approval of any material Plan amendment to the extent desirable to comply with Section 422 of the Code, or other Applicable Law.

11.3 Plan Effective Date and Duration of Awards. The Plan shall be effective upon its adoption by the Board and approval by the shareholders of the Company (“Effective Date”). The Plan will continue in effect for a term of ten (10) years from the Effective Date, unless terminate earlier pursuant to Section 11.1.

SECTION 12
TAX WITHHOLDING

12.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

12.2 Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

12.3 Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

16

SECTION 13
LEGAL CONSTRUCTION

13.1 Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.4 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

17

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AEROCENTURY CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Pacific Standard Time, on December 28, 2021.

INTERNET/MOBILE — www.cstproxyvote.com
Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

Please mark your votes like this **X**

1. Election of Directors
   (1) Yucheng Hu
   (2) Florence Ng
   (3) Siyuan Zhu
   (4) Jianan Jiang
   (5) Qin Yao

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. An advisory vote regarding the approval of compensation of our named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2021**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2021 Proxy Statement, the Annual Report on Form 10-K, and any additional proxy materials are available to stockholders at: https://www.cstproxy.com/aerocentury/2021

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AEROCENTURY CORP.

The undersigned appoints Yucheng Hu, Florence Ng, and Qin (Carol) Wang, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of AeroCentury Corp. held of record by the undersigned stockholder at the close of business on November 8, 2021 at the Annual Meeting of Stockholders of AeroCentury Corp. to be held on December 29, 2021, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)